ETF6 P1 02/19

SUPPLEMENT DATED FEBRUARY 21, 2019

TO THE PROSPECTUS DATED MAY 23, 2018

OF

 FRANKLIN LIBERTY SENIOR LOAN ETF

(a series of Franklin Templeton ETF Trust)

Effective March 1, 2019, the prospectus is amended as follows:

I.  The “Fund Summary – Franklin Liberty Senior Loan ETF – Portfolio Managers” section on page 26 of the prospectus is replaced with the following:

Portfolio Managers

Reema Agarwal, CFA  Senior Vice President of Advisers and portfolio manager of the Fund since January 2019.

Justin Ma, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2018).

Margaret Chiu, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since March 2019.

II. The listed portfolio managers in the “Franklin Liberty Senior Loan ETF – Fund Details – Management” section on page 82 of the prospectus are replaced with the following:
Franklin Liberty Senior Loan ETF

The Fund is managed by a team of dedicated professionals. The portfolio managers of the team are as follows:

Reema Agarwal, CFA   Senior Vice President of Advisers
Ms. Agarwal has been a portfolio manager of the Fund since January 2019. She joined Franklin Templeton Investments in 2004.

Justin Ma, CFA   Portfolio Manager of Advisers
Mr. Ma has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 2006.

Margaret Chiu, CFA   Portfolio Manager of Advisers
Ms. Chiu has been a portfolio manager of the Fund since March 2019. She joined Franklin Templeton Investments in 2012.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

As co-lead portfolio managers, Ms. Agarwal and Mr. Ma are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time. Ms. Chiu provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Please keep this supplement with your prospectus for future reference.